UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
_______________________
Date of Report (Date of earliest event reported): October 23, 2013
PLEXUS CORP.
______________________________________________________________________________
(Exact name of registrant as specified in its charter)
Wisconsin                 001-14423                39-1344447
(State or other jurisdiction             (Commission             (I.R.S. Employer
of incorporation)                File Number)             Identification No.)
One Plexus Way, Neenah, WI               54956
(Address of principal executive offices)         (Zip Code)

Registrant’s telephone number, including area code:
(920) 969-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On October 23, 2013, Plexus Corp. announced results for the fiscal fourth quarter ended September 28, 2013. A copy of Plexus’ related press release is furnished to the Commission by attaching it as Exhibit 99.1 to this report, and a copy of related slides, as supporting materials, is attached as Exhibit 99.2 to this report.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2013		PLEXUS CORP.
(Registrant)

	By:	/s/ Ginger M. Jones
Ginger M. Jones
Chief Financial Officer